UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2013 (March 21, 2013)

CASABLANCA MINING LTD.

(Name of small business issuer specified in its charter)

Nevada	000-53558	80-0214005
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

417 Orchid Avenue,

Corona Del Mar, CA 92625

(Address of principal executive offices)

619-717-8047

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CASABLANCA MINING LTD.

Form 8-K

Current Report

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS

Resignations

On March 21, 2013, William Farley resigned as a Director of Casablanca Mining Ltd., a Nevada corporation (the “Company”). The resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment

On March 27, 2013, Casablanca Mining Ltd., a Nevada corporation (the “Company”), appointed Lautaro Manriquez as a Director for the Company and Mr. Manriquez has accepted such appointment. The biography for Mr. Manriquez is set forth below:

Lautaro Manriquez, age 50. Mr. Manriquez is an expert at identifying, developing and exploiting mining operations in Chile, has an MBA in Industrial & Systems Engineering, and has over 25 years of experience in mining.  He has successfully led several mining companies as CEO, including Compañía Minera El Bronce and Minera Cerro Dominador. In 2012, he received the National Mining Award presented by SONAMI, Chile’s National Mining Society.  Formed by the government of Chile in 1883, SONAMI is a trade organization that brings together and represents large, medium and small-scale metallic and non-metallic mining companies. He is also a member of the board of manufacturing companies, and has been a speaker at several conferences.

Family Relationships

Mr. Manriquez is not related to any officer or Director of the Company.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

ITEM 7.01 REGULATION FD DISCLOSURE

Press Releases

On March 27, 2013, Casablanca Mining Ltd., a Nevada corporation (the “Company”), issued a press release announcing the resignation of Mr. William Farley as a Director of the Company and the appointment of Mr. Lautaro Manriquez as a Director of the Company. A copy of this press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Limitation on Incorporation by Reference.

In accordance with General Instruction B.2 of Form 8−K, the information in this Form 8−K furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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Forward-Looking Statements

This Current Report on Form 8-K includes statements that may constitute “forward-looking” statements, usually containing the words “believe”, “estimate”, “project”, “anticipate”, “expect” or similar expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements.

ITEM 8.01 OTHER EVENTS

On March 27, 2013, the Company changed its principal executive office address to 417 Orchid Avenue, Corona Del Mar, California 92625.

ITEM 9.01	(d) EXHIBITS

Exhibit	Exhibit Description

99.1	Letter of Resignation from William Farley dated March 21, 2013
99.2	Press Release dated March 27, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2013	CASABLANCA MINING LTD. By: /s/ Thomas Ronk Thomas Ronk President

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